                                                                    EXHIBIT 99.1





                     CYPRUS NORTHSHORE MINING CORPORATION
                         AND CONSOLIDATED SUBSIDIARY


                             FINANCIAL STATEMENTS

                              DECEMBER 31, 1993

                                     with

                        REPORT OF INDEPENDENT AUDITORS

                        Report of Independent Auditors
                        ------------------------------



Shareholder and Board of Directors
Northshore Mining Company

We have audited the accompanying statement of consolidated financial position of Cyprus Northshore Mining Corporation and consolidated subsidiary as of December 31, 1993, and the related statements of consolidated income, cash flows and shareholder's equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cyprus Northshore Mining Corporation and consolidated subsidiary at December 31, 1993, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP


Cleveland, Ohio
November 16, 1994

STATEMENT OF CONSOLIDATED FINANCIAL POSITION

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


                                                                                    (In Thousands)
                                                                                     December 31,
                                                                                         1993
                                                                                    --------------
ASSETS

CURRENT ASSETS
   Cash                                                                            $         72
   Accounts receivable:
      Trade                                                                               7,601
      Other                                                                                 163
                                                                                     ----------
                                                                                          7,764
   Inventories:
      Concentrates                                                                          818
      Finished products                                                                  14,027
      Supplies and coal (net of reserve - $1,467)                                         9,179
                                                                                     ----------
                                                                                         24,024
   Deferred income taxes                                                                    846
   Other current assets                                                                     195
                                                                                     ----------
                                                   TOTAL CURRENT ASSETS                  32,901

PROPERTIES
   Land                                                                                   4,526
   Plant and equipment                                                                   80,221
                                                                                     ----------
                                                                                         84,747
   Allowance for depreciation and amortization                                          (47,198)
                                                                                     ----------
                                                       TOTAL PROPERTIES                  37,549

OTHER ASSETS
   Deferred income taxes                                                                    158
   Other assets                                                                              81
                                                                                     ----------
                                                     TOTAL OTHER ASSETS                     239
                                                                                     ----------


                                                           TOTAL ASSETS              $   70,689
                                                                                     ==========

See notes to consolidated financial statements.

STATEMENT OF CONSOLIDATED FINANCIAL POSITION

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


                                                                                    (In Thousands)
                                                                                     December 31,
                                                                                         1993
                                                                                    --------------
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
   Trade accounts payable                                                             $  3,725
   Taxes payable:
      Federal and state income                                                           2,004
      Other                                                                              4,895
   Accrued employment costs                                                              1,709
  Royalties payable                                                                      1,720
   Other current liabilities                                                             3,485
                                                                                     ---------
                                              TOTAL CURRENT LIABILITIES                 17,538

POSTEMPLOYMENT BENEFIT LIABILITIES                                                       1,271

OTHER LIABILITIES                                                                        1,360

SHAREHOLDER'S EQUITY
   Capital stock-par value $1 a share
      Authorized-1,000 shares
      Issued-100 shares                                                                   --
   Capital in excess of
      par value of shares                                                               93,104
   Intercompany account with
      Cyprus Amax Minerals Company                                                     (11,266)
   Retained deficit                                                                    (31,318)
                                                                                     ---------
                                             TOTAL SHAREHOLDER'S EQUITY                 50,520
                                                                                     ---------

COMMITMENTS - NOTE D

                                                  TOTAL LIABILITIES AND
                                                   SHAREHOLDER'S EQUITY              $  70,689
                                                                                     =========

See notes to consolidated financial statements.

STATEMENT OF CONSOLIDATED INCOME

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


                                                                                      (In Thousands)
                                                                                        Year Ended
                                                                                       December 31,
                                                                                           1993
                                                                                      --------------
REVENUES
   Product sales and service                                                           $   98,238
   Other income                                                                               599
                                                                                       ----------
                                                                                           98,837

COSTS AND EXPENSES
   Cost of sales                                                                           71,652
   Depreciation and amortization                                                            2,870
   Royalties                                                                                4,269
   State and local taxes                                                                    5,766
   Administrative, selling and general expenses                                             1,269
   Other expenses                                                                             153
                                                                                       ----------
      Total Costs and Expenses                                                             85,979
                                                                                       ----------

INCOME BEFORE INCOME TAXES                                                                 12,858

INCOME TAXES                                                                                4,544
                                                                                       ----------

NET INCOME                                                                             $    8,314
                                                                                       ==========

See notes to consolidated financial statements.

STATEMENT OF CONSOLIDATED CASH FLOWS

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


                                                                           (In Thousands,
                                                                        Brackets Indicate
                                                                           Cash Decrease)
                                                                            Year Ended
                                                                            December 31,
                                                                                1993
                                                                           --------------
OPERATING ACTIVITIES

   Net income                                                               $   8,314
   Adjustments to reconcile net income
      to net cash from operations:
         Depreciation and amortization                                          2,870
         Deferred income tax provision                                          2,170
         Loss on disposal of assets                                                15
         Other                                                                    258
                                                                            ---------
           Total before changes in operating
              assets and liabilities                                           13,627
         Changes in operating assets and liabilities:
           Receivables (increase)                                              (1,759)
           Inventories (increase)                                              (2,660)
           Other current assets decrease                                          209
           Payables and accrued liabilities increase                            5,518
                                                                            ---------
              Total changes in operating
                 assets and liabilities                                         1,308
                                                                            ---------
              Net cash from operating activities                               14,935

INVESTING ACTIVITIES

   Purchase of plant, property and equipment                                   (2,340)
   Proceeds from sale of assets                                                   267
                                                                            ---------
              Net cash (used by) investing activities                          (2,073)

FINANCING ACTIVITIES

   Increase in intercompany account with
      Cyprus Amax Minerals Company                                             (8,116)
   Decrease in capital in excess of par value of shares                        (4,716)
                                                                            ---------
              Net cash (used by) financing activities                         (12,832)
                                                                            ---------

INCREASE IN CASH                                                                   30

CASH AT BEGINNING OF YEAR                                                          42
                                                                            ---------

CASH AT END OF YEAR                                                         $      72
                                                                            =========

State taxes paid on income                                                  $     370

See notes to consolidated financial statements.

STATEMENT OF CONSOLIDATED SHAREHOLDER'S EQUITY

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


                                                                  In Thousands
                                            -------------------------------------------------------------------------
                                                            Capital In
                                                            Excess of
                                            Capital         Par Value         Inter-        Retained
                                             Stock          of Shares         Company        Deficit           Total
                                            -------        -----------       ---------      ---------        --------
Balance, December 31, 1992                  $ --            $97,820          $ (3,150)      $(39,632)         $55,038

   Net income                                 --               --                --            8,314            8,314

   Return of capital to
       Cyprus Amax Minerals
       Company                                --             (4,716)             --             --             (4,716)

   Increase in intercompany
       account with Cyprus
       Amax Minerals Company                  --               --              (8,116)          --             (8,116)
                                            ------          -------          --------       --------          -------
Balance, December 31, 1993                  $ --            $93,104          $(11,266)      $(31,318)         $50,520
                                            ======          =======          ========       ========          =======

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


ACCOUNTING POLICIES

BASIS OF CONSOLIDATION: Cyprus Northshore Mining Corporation (the "Company") is a wholly-owned subsidiary of Cyprus Amax Minerals Company ("Cyprus"). The consolidated financial statements include the accounts of Cyprus Silver Bay Power Corporation ("Power"), a wholly-owned subsidiary of the Company. All intercompany balances and transactions between Company and Power have been eliminated.

BUSINESS: The Company's primary business is the production and sale of iron ore pellets. Crude ore is mined at Babbitt, Minnesota and railed to Silver Bay, Minnesota where it is concentrated, pelletized and shipped primarily to integrated steel company customers by lake carriers. One customer accounts for
72.4 percent of the Company's revenues. Electric power is generated at Power's 115 megawatt power station located at Silver Bay, Minnesota for use in iron ore processing with excess capacity sold to a utility company.

CASH: The Company maintains small cash accounts for local expenditures. All cash receipts from sales and cash disbursements for employment, material and service costs are transacted through Cyprus cash accounts (see Note A).

INVENTORIES: Product inventories, primarily finished pellets, are stated at the lower of cost or market. The cost of product inventories is determined using the first-in, first-out method. The cost of supplies and coal inventories is determined by the average cost method.

PROPERTIES: Properties are stated on the basis of cost. Depreciation of plant and equipment is computed principally by the straight-line method based on estimated useful lives. Mine development costs are charged to operations as incurred. Gains or losses upon retirement or replacement of equipment and facilities are credited or charged to income, as appropriate.

INCOME TAXES: The operations of the Company are included in the consolidated federal income tax returns filed by Cyprus, the parent company. The accompanying consolidated financial statements reflect income tax expense on a separate company basis. The Company has recorded income tax based on statutory tax rates applied to the Company's reported book income adjusted for permanent differences.

POSTRETIREMENT BENEFITS: In December, 1990, the Financial Accounting Standards Board ("FASB") issued Statement 106, "Accounting for Postretirement Benefits Other than Pensions" which requires that the projected future expense of providing postretirement benefits, such as health care and life insurance, be recognized as employees render service instead of when the benefits are paid. Statement 106 requires the assumption that present benefit plans continue at escalating costs. The Company adopted the provisions of this standard in its financial statements for the year ended December 31, 1992.

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


ACCOUNTING POLICIES - Continued

POSTEMPLOYMENT BENEFITS: In November, 1992, the FASB issued Statement 112, "Employers' Accounting for Postemployment Benefits." Statement 112 requires accrual basis accounting for benefits provided to former or inactive employees after employment but before retirement. Although Statement 112 is effective for years beginning after December 15, 1993, the Company adopted provisions of this standard in its financial statements for the year ended December 31, 1992.

CONTINGENCIES: The Company's policy is to conduct business in a manner that promotes environmental quality. The Company's environmental obligations have been recognized based on specific estimates for known conditions and required investigations. Any potential insurance recoveries have not been reflected in the determination of the reserve. At December 31, 1993, the Company had an environmental reserve of $1,198,000, of which $12,000 was current. Environmental expenditures under current laws and regulations are not expected to materially impact the Company's consolidated financial statements.


NOTE A - INTERCOMPANY ACCOUNT WITH CYPRUS

The intercompany account with Cyprus included in the statement of financial position represents a net balance as the result of various transactions between the Company and Cyprus. The account is non-interest bearing and is settled every six months by an adjustment to capital in excess of par value of shares. The balance is primarily the result of the Company's participation in Cyprus' central cash management program, wherein virtually all the Company's cash is received by Cyprus and all significant cash disbursements are made by Cyprus. Other transactions include the Company's calculated share of the current portion of Cyprus' consolidated federal income tax liability, and corporate charges incurred by Cyprus on behalf of the Company. An analysis of transactions in the intercompany account for the year ended December 31, 1993 follows:

                                                                               (In Thousands)
                                                                                ------------
       Cash receipts from sales and other revenues                                   $97,319
       Operating cost and expense disbursements                                      (83,445)
       Corporate charges by Cyprus                                                    (1,042)
       Settlement to capital in excess
         of par value of shares                                                       (4,716)
                                                                                     -------

           Net increase                                                                8,116
       Balance:
           Beginning of year                                                           3,150
                                                                                     -------

           End of year                                                               $11,266
                                                                                     =======

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


NOTE B - RETIREMENT BENEFITS

PENSION PLANS
- - -------------
A defined benefit pension plan covering all hourly employees of the Company is sponsored by the Company, and a defined benefit pension plan covering all salaried employees of Cyprus, including all salaried employees of the Company, is sponsored by Cyprus. The plans are noncontributory and salaried pension plan benefits generally are based on employees' years of service and average earnings for a defined period prior to retirement; hourly pension plan benefits are based on employees' years of service at a defined rate. Pension costs are funded to the extent necessary to meet Federal requirements.

The components of 1993 pension cost attributed to the Company were as follows:

                                                                                    (In Thousands)
                                                                                     ------------
       Service cost-benefits earned during the period                                  $    508
       Interest cost on projected benefit obligation                                        185
       Actual return on plan assets                                                        (137)
       Net amortization and deferral                                                          5
                                                                                       --------

           Total pension cost                                                          $    561
                                                                                       ========

The Company's pension funds were held in the Cyprus Minerals Master Trust with
the funds contributed by Cyprus and its other affiliated companies.   Plan
assets principally include diversified marketable equity securities and corporate and government debt securities. Salaried plan assets have been estimated. The following table presents a reconciliation of the funded status of the Company's plans at December 31, 1993.

                                                                                   (In Thousands)
                                                                                    ------------
       Plan assets at fair value                                                       $  2,105

       Actuarial present value of benefit obligation:
           Vested benefits                                                                   --
           Nonvested benefits                                                             2,256
                                                                                       --------

           Accumulated benefit obligation                                                 2,256
       Effect of projected compensation levels                                              913
                                                                                       --------

           Projected benefit obligation                                                   3,169
                                                                                       --------

       Plan assets (less than) projected benefit obligation                              (1,064)
       Unrecognized prior service costs                                                      31
       Unrecognized net loss                                                                846
                                                                                       --------

           Accrued cost                                                                $   (187)
                                                                                       ========

The discount rate and rate of increase in compensation levels used in determining the actuarial present value of the projected benefit obligation at December 31, 1993 were 7.5 percent and 5.5 percent, respectively. The expected long-term rate of return on plan assets was 9 percent in 1993.

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


NOTE B - RETIREMENT BENEFITS - Continued

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
- - -------------------------------------------
In addition to the Company's defined benefit pension plans, the Company currently provides retirement health care and life insurance benefits. The medical plans provide benefits for most employees who reach normal, or in certain cases, early retirement age while employed by the Company. The postretirement medical plans are contributory, with annual adjustments to retiree contributions, and contain certain other cost-sharing features such as deductibles and coinsurance. The Company's practice is to prefund a portion of the following year's projected medical cost in amounts determined at the discretion of management.

The following table presents a reconciliation of the funded status of the Company's plans at December 31, 1993.

                                                                                     (In Thousands)
                                                                                      ------------
       Accumulated postretirement benefit obligation:
           Retirees                                                                    $     --
           Fully eligible active plan participants                                           --
           Other active plan participants                                                 1,183
                                                                                       --------
                                                                                          1,183
       Plan assets                                                                            0
                                                                                       --------
           Accumulated postretirement benefit cost                                        1,183
       Unamortized (loss)                                                                   (99)
                                                                                       --------

           Accumulated postretirement benefit obligation                               $  1,084
                                                                                       ========

Net periodic postretirement benefit cost for 1993 includes the following components:

                                                                                   (In Thousands)
                                                                                    ------------
       Service cost                                                                    $    320
       Interest cost                                                                         85
                                                                                       --------

           Net periodic postretirement benefit cost                                    $    405
                                                                                       ========

The incremental increase in 1993 postretirement benefit cost was $401,000. The weighted-average annual assumed rate of increase in the per capita cost of covered benefits was 14 percent for 1993, 13.5 percent for 1994, decreasing .5 percent per year for 13 years reaching 7 percent in 2006 and remaining at that level thereafter.

The health care cost trend rate assumption has a significant effect on the amounts reported. For example, changing the assumed health care cost trend rate by one percentage point would change the accumulated postretirement benefit obligation as of December 31, 1993, by $56,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1993 by $14,000.

The discount rate used in determining the accumulated postretirement benefit obligation was 7.5 percent at December 31, 1993.

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


NOTE B - RETIREMENT BENEFITS - Continued

SAVINGS PLAN
- - ------------
Cyprus sponsors a defined contribution savings plan covering all non-represented employees of Cyprus, including all employees of the Company. Contributions by employees of up to 16 percent of base pay are matched by 75% of the first 6 percent of base pay by the Company. The Company matching contribution may only be used to purchase common stock of Cyprus. Total purchases for the year ended December 31, 1993 were $446,000.


NOTE C - INCOME TAXES

Significant components of the Company's deferred tax assets and liabilities as of December 31, 1993 were:

                                                                              (In Thousands)
                                                                               ------------
   Deferred tax assets:
       Supplies and coal reserves                                                $  499
       Postemployment benefit liabilities                                           432
       Environmental reserve                                                        407
       Accrued employment costs                                                     347
       All other                                                                    139
                                                                                 ------
                 Total deferred tax assets                                        1,824

   Deferred tax liabilities:
       Plant and equipment                                                          820
                                                                                 ------
                 Net deferred tax assets                                         $1,004
                                                                                 ======

Components of the provision for income taxes for 1993 were as follows:

                                                                              (In Thousands)
                                                                               ------------
   Current:
       Federal                                                                  $1,979
       State                                                                       395
                                                                                ------

                                                                                 2,374
   Deferred                                                                      2,170
                                                                                ------

                 Total income taxes                                             $4,544
                                                                                ======

Reconciliation of the effective income tax rate and United States Federal statutory rate for 1993 was as follows:

   Statutory tax rate                                                             34.0%
   Increase (decrease) due to:
       Effect of state income taxes                                                2.1
       Stock ownership plan dividends                                              (.8)
                                                                                  ----
   Effective income tax rate                                                      35.3%
                                                                                  =====

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


NOTE D - COMMITMENTS

During 1991, Power and Northern States Power Company (the "Utility") entered into a 20-year contract which commits Power to make available to the Utility 40 megawatts of excess capacity. Revenue received by Power for this commitment is subject to escalation. The contract is based on Power maintaining a Qualifying Facility ("QF") status which obligates Power to maintain steam co-generation capability. Loss of QF status would reduce revenues received by Power. The contract may be terminated by either party for breach or force majeure continuing for 12 months and is at present in good standing.


NOTE E - LITIGATION

The Company is periodically involved in litigation incidental to its operations. Management believes that any pending litigation will not result in material liability in relation to the Company's consolidated financial statements.


NOTE F - SUBSEQUENT EVENT

On September 30, 1994, Cleveland-Cliffs Inc acquired, through its wholly-owned subsidiary Cliffs Minnesota Minerals Company, all of the outstanding shares of stock of the Company (renamed Northshore Mining Company) and Power (renamed Silver Bay Power Company) from Cyprus.